UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2014

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Fund name changes

Prior to May 1, 2013, the Fund was known as Western Asset High Income Fund and prior to August 1, 2012, the Fund was known as Legg Mason Western Asset High Income Fund. There was no change in the Fund’s investment objective as a result of the name changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Short Duration High Income Fund for the six-month reporting period ended January 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

II	Western Asset Short Duration High Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended January 31, 2014 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economy then gathered some momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s second reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in January 2014, close to its lowest level since 1978. On the upside, the number of longer-term unemployed fell, as roughly 35.8% of the 10.2 million Americans looking for work in January 2014 had been out of work for more than six months. In contrast, 37.7% had been out of work for more than six months in December 2013.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising the prior month, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $188,900 in January 2014, up 10.7% from January 2013. The inventory of homes available for sale in January 2014 was 2.2% higher than the previous month at a 4.9 month supply at the current sales pace and 7.3% higher than in January 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013.

Western Asset Short Duration High Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014.

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2014?

A. Both short- and long-term Treasury yields edged higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.31%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.52% on September 5, 2013, before ending the period at 0.34%. The yield on the ten-year Treasury began the period at 2.60%. Ten-year Treasuries reached a low of 2.51% on October 23, 2013 and peaked at 3.04% on December 31, 2013, before moving down to 2.67% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generated positive results during the reporting period. The spread sectors performed poorly during the first month of the period amid rising interest rates given the Fed’s indications that it may soon begin tapering its asset purchase program. Most spread sectors then posted positive absolute returns in September and October, as the Fed delayed the taper of its asset purchase program. However, the spread sectors then generally weakened in November and December 2013. The reporting

IV	Western Asset Short Duration High Income Fund

period ended on a positive note, as the spread sectors largely rallied in January 2014 as interest rates declined. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.78% during the six months ended January 31, 2014.

Q. How did the high-yield bond market perform over the six months ended January 31, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during five of the six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 4.70% for the six months ended January 31, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended January 31, 2014. The asset class fell sharply during the first month of the reporting period. This was due to a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and rising U.S. interest rates. The asset class then rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. However, the asset class declined again in November as interest rates moved higher. After a brief rally in December, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii fell 0.20% during the six months ended January 31, 2014.

Performance review

For the six months ended January 31, 2014, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 4.44%. The Fund’s new unmanaged benchmark the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Indexviii and its former unmanaged benchmark the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 4.59% and 4.70%, respectively, for the same period. The Lipper High Yield Funds Category Average1 returned 4.04% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 598 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Short Duration High Income Fund	V

Investment commentary (cont’d)

Performance Snapshot as of January 31, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Short Duration High Income Fund:
Class A	4.44%
Class B1	4.09%
Class C	3.90%
Class C1♦	4.20%
Class I	4.59%
Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index	4.59%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	4.70%
Lipper High Yield Funds Category Average[2]	4.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including return of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2014 for Class A, Class B, Class C, Class C1 and Class I shares were 5.20%, 4.74%, 4.62%, 4.90% and 5.61%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class R shares is not shown as the share class inception date is January 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 27, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1 and Class I shares were 0.95%, 1.47%, 1.80%, 1.41% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class A shares, 1.75% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 598 funds in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Short Duration High Income Fund

annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Western Asset Short Duration High Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2014 and July 31, 2013 and does not include derivatives, such as futures contracts, swap contracts, and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1,2]						Based on hypothetical total return[1,2]
	Actual Total Return Without Sales Charge[3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	4.44%	$1,000.00	$1,044.40	0.93%	$4.79	Class A	5.00%	$1,000.00	$1,020.52	0.93%	$4.74
Class B	4.09	1,000.00	1,040.90	1.63	8.39	Class B	5.00	1,000.00	1,016.99	1.63	8.29
Class C	3.90	1,000.00	1,039.00	1.63	8.38	Class C	5.00	1,000.00	1,016.99	1.63	8.29
Class C1	4.20	1,000.00	1,042.00	1.39	7.15	Class C1	5.00	1,000.00	1,018.20	1.39	7.07
Class I	4.59	1,000.00	1,045.90	0.64	3.30	Class I	5.00	1,000.00	1,021.98	0.64	3.26

2	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

[1]	For the six months ended January 31, 2014.

[2]	The inception date of Class R shares is January 31, 2014. This class is not reflected in the table.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WASD High Income	— Western Asset Short Duration High Income Fund

4	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 78.4%
Consumer Discretionary — 13.4%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	1,000,000	$1,067,500
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	1,330,000	1,364,913	(a)(b)
Total Auto Components				2,432,413
Automobiles — 0.3%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000	575,025	(a)
Jaguar Land Rover Automotive PLC, Senior Notes	4.125%	12/15/18	3,130,000	3,169,125	(a)
Total Automobiles				3,744,150
Diversified Consumer Services — 0.2%
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000	485,300
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,240,000	1,295,800	(a)
Total Diversified Consumer Services				1,781,100
Hotels, Restaurants & Leisure — 4.2%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,412,197	1,363,833	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000	369,750
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	300,000	271,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	4,490,000	4,579,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	700,000	663,688
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,170,000	1,140,750
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000	3,343,400
CCM Merger Inc., Senior Notes	9.125%	5/1/19	355,000	376,300	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	3,125,000	3,203,125	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	3,840,000	3,981,600	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	6,570,000	6,947,775	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	5,621,000	6,140,942	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	4,170,000	4,034,475	(a)
MGM Resorts International, Senior Notes	8.625%	2/1/19	500,000	591,250
MGM Resorts International, Senior Notes	6.625%	12/15/21	270,000	287,888
MGM Resorts International, Senior Notes	7.750%	3/15/22	440,000	497,200
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,710,000	1,876,725	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,370,000	1,424,800

See Notes to Financial Statements.

6	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	2,530,000	$2,637,525	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,060,000	2,286,600
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	1,130,000	1,130,000	(a)(e)
Total Hotels, Restaurants & Leisure				47,148,926
Household Durables — 0.8%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	3,500,000	3,867,500
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	2,000,000	2,102,500
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,970,000	2,137,450
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,340,000	1,346,700	(a)
Total Household Durables				9,454,150
Media — 4.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	525,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,490,000	1,627,825
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,316,100
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,700,000	1,755,250
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	420,000	443,100
CSC Holdings LLC, Senior Debentures	7.875%	2/15/18	337,000	387,550
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,610,000	3,066,750
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,620,000	1,773,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	113,988
DISH DBS Corp., Senior Notes	7.125%	2/1/16	235,000	259,087
Gannett Co. Inc., Senior Notes	5.125%	10/15/19	5,000,000	5,175,000	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	560,000	597,800	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	920,000	975,200	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,600,000	1,600,000	(c)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Senior Secured Notes	5.000%	8/1/18	2,500,000	2,606,250	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,835,000	4,180,150	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,300,000	3,564,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	3,962,500	4,438,000	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	3,260,000	3,651,200	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,290,000	1,283,550
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,746,000	2,101,479
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	634,000	750,521
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,970,000	2,122,675	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	3,140,000	$3,469,700	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,200,000	2,425,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	975,000	1,040,812	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,970,250	(a)
Total Media				54,221,237
Multiline Retail — 0.5%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	910,000	886,113
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	3,990,000	4,209,450	(a)(b)
Total Multiline Retail				5,095,563
Specialty Retail — 1.6%
Academy Ltd./Academy Finance Corp., Senior Notes	9.250%	8/1/19	3,000,000	3,288,750	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	70,700
CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	781,650
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,998,750	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,140,000	3,705,300
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	2,100,000	2,105,250	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	350,000	358,750	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,840,000	2,914,550	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	3,225,000	3,450,750	(a)
Total Specialty Retail				18,674,450
Textiles, Apparel & Luxury Goods — 0.8%
American Achievement Corp., Secured Notes	10.875%	4/15/16	6,500,000	6,873,750	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	807,775	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	1,025,000	1,042,937	(a)
Total Textiles, Apparel & Luxury Goods				8,724,462
Total Consumer Discretionary				151,276,451
Consumer Staples — 2.5%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,950,000	2,091,375	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	2,580,000	2,444,550
Total Beverages				4,535,925
Food & Staples — 0.4%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	4,330,000	4,589,800	(a)

See Notes to Financial Statements.

8	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 1.7%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,212,000	$2,394,490	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	2,050,000	2,050,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	6,260,000	6,760,800	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	5,000,000	5,218,750	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	470,000	478,225	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	2,023,000	2,073,575	(a)
Total Food Products				18,975,840
Household Products — 0.0%
Spectrum Brands Inc., Senior Notes	6.375%	11/15/20	490,000	523,075
Total Consumer Staples				28,624,640
Energy — 14.4%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	2,790,000	2,985,300
CGG, Senior Notes	6.500%	6/1/21	2,300,000	2,351,750
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	708,750	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,500,000	1,680,000	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	800,000	843,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,140,000	1,177,050
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	1,635,000	1,639,087	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	2,440,000	2,497,950	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	3,570,000	3,819,900	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,949,200
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,300,000	2,374,750	(a)
Total Energy Equipment & Services				22,026,737
Oil, Gas & Consumable Fuels — 12.4%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	2,040,000	2,172,600
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	567,100
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	748,600
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	1,280,000	1,290,400	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,920,000	1,500,000
Arch Coal Inc., Senior Notes	9.875%	6/15/19	220,000	193,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	715,700
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,460,000	1,405,250

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,300,000	$2,558,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,910,000	2,124,875
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	866,400
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,020,000	1,116,900
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	1,111,275
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	8.500%	12/15/19	3,468,000	3,758,445
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,560,000	2,905,600
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	4,238,000	4,614,122
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,383,032	3,450,693	(a)(b)(c)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,840,000	1,886,000	(a)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,670,494
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,402,500
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	830,873
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	45,000	49,993	(e)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	1,100,065	1,139,035	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,470,000	2,586,312	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,000,000	3,127,500
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,950,000	3,071,687	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,166,000	2,171,415
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	795,500	(a)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	2,540,000	2,531,867	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,780,000	3,092,750
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.000%	11/1/19	8,090,000	8,251,800	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,060,000	2,250,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	814,320
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	1,218,653
MEG Energy Corp., Senior Notes	6.500%	3/15/21	480,000	501,600	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,420,000	3,488,400	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	1,713,850	(g)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	3,710,000	3,774,925	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	2,790,000	3,020,175	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	2,230,000	2,269,025	(a)

See Notes to Financial Statements.

10	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	880,000	$994,400
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	5,570,000	5,959,900
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,400,000	1,473,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	2,363,000	2,640,653
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	233,200
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	442,050	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	5,250,000	5,259,975	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	1,580,000	1,536,550
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	5,000,000	5,425,000	(a)
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	390,000	415,350
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000	32,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	373,625
Samson Investment Co., Senior Notes	10.500%	2/15/20	5,560,000	6,143,800	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	4,580,000	4,751,750	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	3,420,000	3,702,150	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	740,000	695,600	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000	1,462,800
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	10,003,000	10,378,112	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	4,000,000	4,345,000
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,400,000	1,704,000	(a)
Total Oil, Gas & Consumable Fuels				140,729,199
Total Energy				162,755,936
Financials — 6.8%
Capital Markets — 0.5%
American Capital Ltd., Senior Notes	6.500%	9/15/18	4,875,000	5,106,562	(a)
Commercial Banks — 2.5%
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,170,000	1,320,308	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000	2,399,301	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	820,000	873,300
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,000,000	1,041,250
CIT Group Inc., Senior Notes	5.250%	3/15/18	2,500,000	2,671,875
CIT Group Inc., Senior Notes	5.500%	2/15/19	3,770,000	4,033,900	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,870,000	1,853,637

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	1,520,000		$2,002,600	(a)(e)(f)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	730,000		828,550	(a)(e)(f)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,890,000		1,849,053	(a)(f)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	580,000		654,386
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,270,000	AUD	4,476,953	(a)(e)
Wells Fargo & Co., Junior Subordinated Notes	7.980%	3/15/18	3,250,000		3,680,625	(e)(f)
Total Commercial Banks					27,685,738
Consumer Finance — 0.8%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		309,213
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		574,387
Ally Financial Inc., Senior Notes	4.750%	9/10/18	3,140,000		3,293,075
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,137,541	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,200,000		2,557,500
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,500,000		1,680,000
Total Consumer Finance					9,551,716
Diversified Financial Services — 2.4%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	1,250,000		1,389,474	(e)(f)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,500,000		1,633,125	(e)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	11,000,000		11,495,000
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		286,344
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,048,194
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000		200,905
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	4,770,000		4,841,550
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,310,000		1,342,750
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	3,340,000		3,590,500
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,270,000		1,368,425	(a)(e)
Total Diversified Financial Services					27,196,267
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	3,500,000		3,701,250	(a)
Real Estate Management & Development — 0.3%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	3,150,000		3,299,625	(a)
Total Financials					76,541,158
Health Care — 6.5%
Health Care Equipment & Supplies — 0.5%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	2,834,000		2,926,105

See Notes to Financial Statements.

12	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — continued
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,880,000	$2,692,800
Total Health Care Equipment & Supplies				5,618,905
Health Care Providers & Services — 4.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	787,000	952,270
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,929,000	1,986,870	(a)
Accellent Inc., Senior Subordinated Notes	10.000%	11/1/17	500,000	536,250
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,270,000	3,267,956
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	720,000	786,600
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	3,619,000	4,008,043
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	5,010,000	5,185,350
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	4,177,000	4,542,487
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,224,000	2,374,120	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	45,000	50,906	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	1,100,000	1,174,250
HCA Inc., Senior Secured Notes	5.875%	3/15/22	620,000	654,100
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	4,360,000	4,676,100
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,570,000	612,300	(a)(g)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	9,190,000	9,281,900
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,640,000	1,795,800
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,770,000	2,920,619	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	3,410,000	3,546,400
Total Health Care Providers & Services				48,352,321
Pharmaceuticals — 1.8%
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	6,600,000	6,583,500	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	3,080,000	3,080,000	(a)
Phibro Animal Health Corp., Senior Notes	9.250%	7/1/18	9,903,000	10,546,695	(a)
Total Pharmaceuticals				20,210,195
Total Health Care				74,181,421
Industrials — 11.7%
Aerospace & Defense — 1.4%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,920,000	1,944,000	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,260,000	3,260,000	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	3,270,000	3,678,750
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	3,302,000	3,442,335	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	690,000	743,475
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,300,000	2,472,500
Total Aerospace & Defense				15,541,060

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 2.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	5,945,000	$6,038,337	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,490,000	1,616,650	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	234,545	252,135
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	645,362	690,538	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	5,000,000	5,187,500	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	2,348,409	2,418,861	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	743,000	743,464	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	137,806	139,873
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	531,472	605,878
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,055,227	1,179,216
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	142,393
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	333,452	352,626
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	250,000	255,000
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	57,914	64,864
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	446,182	470,722
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	73,884	77,993
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	2,040,000	2,131,800
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	290,851	292,306
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	3,500,000	3,508,750
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,115,627	1,196,511
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	760,000	744,800
Total Airlines				28,110,217
Building Products — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,870,000	1,855,975	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	1,000,000	1,060,000	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,760,000	1,936,000	(a)
Total Building Products				4,851,975
Commercial Services & Supplies — 1.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	650,000	670,312	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	891,275	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	5,930,000	6,345,100
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	169,125
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	813,000	894,300	(a)

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	744,000	$818,400	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,250,000	1,218,750	(a)
United Rentals North America Inc., Senior Secured Notes	5.750%	7/15/18	3,225,000	3,462,844
Total Commercial Services & Supplies				14,470,106
Construction & Engineering — 0.7%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	4,220,000	3,850,750	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	4,560,000	4,753,800	(a)
Total Construction & Engineering				8,604,550
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,489,875	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	2,300,000	2,438,000	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	1,570,000	1,581,775	(a)
Total Electrical Equipment				5,509,650
Machinery — 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,990,000	2,104,425	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	7,290,000	7,782,075	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	2,270,000	2,287,025	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,336,900
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	910,000	987,350	(a)
Terex Corp., Senior Notes	6.500%	4/1/20	1,110,000	1,196,025
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	1,010,000	1,032,725	(a)
Total Machinery				16,726,525
Marine — 0.5%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,488,114	1,331,862	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	2,845,000	2,877,006
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,440,000	1,555,200
Total Marine				5,764,068
Road & Rail — 1.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,664,400	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	5,220,000	5,722,425	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,710,000	1,722,825	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,869,000	2,065,245
Total Road & Rail				11,174,895

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	$978,250	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,630,000	3,956,700
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000	1,020,100	(a)
Total Trading Companies & Distributors				5,955,050
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,692,800	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,085,000	3,308,662	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000	2,055,225	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	4,430,000	4,607,200	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,290,000	1,283,550	(a)
Total Transportation				13,947,437
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,970,000	2,091,894	(a)
Total Industrials				132,747,427
Information Technology — 2.6%
Electronic Equipment, Instruments & Components — 0.0%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	350,000	364,875
Internet Software & Services — 1.0%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	4,000,000	4,190,000	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,370,000	1,609,750
Bankrate Inc., Senior Notes	6.125%	8/15/18	3,590,000	3,778,475	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,060,000	1,175,275
Total Internet Software & Services				10,753,500
IT Services — 0.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,380,000	1,380,000	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	4,730,000	5,001,975	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	30,000	30,975	(a)
Total IT Services				6,412,950
Software — 1.0%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	3,070,000	3,185,125	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	5,800,000	6,024,750	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,210,000	2,232,100	(a)
Total Software				11,441,975
Total Information Technology				28,973,300

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.6%
Chemicals — 0.9%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	640,000		$667,200
INEOS Group Holdings SA, Senior Notes	6.125%	8/15/18	810,000		826,200	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,387,335	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	926,589	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	710,385	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	680,000		703,800	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	5,000,000		5,275,000	(a)
Total Chemicals					10,496,509
Construction Materials — 0.3%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	3,344,000		3,385,800	(a)
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	6,220,000		6,826,450	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	865,865	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	970,000		983,337	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		600,875	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	3,390,000		3,449,325	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	3,070,000		3,100,700	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	950,000		871,625
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	2,350,000		2,444,000	(a)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,610,000		1,597,925
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000		450,025
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	6,000,000		6,330,000
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,535,000		1,614,590	(a)
Total Containers & Packaging					29,134,717
Metals & Mining — 4.7%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	3,400,000		3,196,000	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,920,000		3,000,300	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	922,000		960,079	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	997,500		1,034,906	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	4,750,000		5,037,969	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	5,550,000		5,848,312	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,250,000		1,381,250	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000		1,658,250	(a)(d)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Mirabela Nickel Ltd., Notes	3.500%	3/28/14	667,639		$548,719	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,610,000		378,350	(a)(g)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	760,000		769,500
Novelis Inc., Senior Notes	8.375%	12/15/17	2,500,000		2,671,875
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,470,000		3,760,612
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	1,989,000		2,277,405	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	2,500,000		2,662,500	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	3,180,000	EUR	4,557,991	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,550,000		2,129,250	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	2,710,000		2,974,225
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	975,000		1,067,625
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,825,000		1,884,313
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	3,010,000		3,356,150
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	2,330,000		2,376,600	(a)
Total Metals & Mining					53,532,181
Paper & Forest Products — 1.1%
Ainsworth Lumber Co., Ltd., Senior Secured Notes	7.500%	12/15/17	3,600,000		3,870,000	(a)
Appvion Inc., Secured Notes	9.000%	6/1/20	2,700,000		2,784,375	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,500,000		1,440,000	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000		626,200	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	3,029,000		2,771,535
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000		1,263,600
Total Paper & Forest Products					12,755,710
Total Materials					109,304,917
Telecommunication Services — 6.3%
Diversified Telecommunication Services — 3.8%
CenturyLink Inc., Senior Notes	5.625%	4/1/20	10,000		10,150
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	4,430,000		4,850,850	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	5,970,000		6,447,600
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	470,000		512,300
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	360,000		398,250
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,460,000		1,399,775	(a)
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	2,000,000		2,210,000
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	3,835,000		4,304,787
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	2,360,000		2,342,300

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000	$247,250	(a)
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	4,000,000	4,314,536
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	2,750,000	2,904,688	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,000,000	1,052,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	6,723,482	6,992,421	(a)
Windstream Corp., Senior Notes	7.875%	11/1/17	2,000,000	2,295,000
Windstream Corp., Senior Notes	7.500%	4/1/23	2,320,000	2,331,600
Total Diversified Telecommunication Services				42,614,007
Wireless Telecommunication Services — 2.5%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	670,000	716,900
Sprint Capital Corp., Global Notes	6.900%	5/1/19	4,000,000	4,340,000
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	12,455,000	15,070,550	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	3,590,000	3,841,300	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	1,800,000	1,813,500	(a)
T-Mobile USA Inc., Senior Notes	5.250%	9/1/18	2,600,000	2,752,750	(a)
Total Wireless Telecommunication Services				28,535,000
Total Telecommunication Services				71,149,007
Utilities — 4.6%
Electric Utilities — 1.8%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,299,000
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	5,800,000	5,852,583	(a)
DPL Inc., Senior Notes	6.500%	10/15/16	1,760,000	1,900,800
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,780,170	1,762,368
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,875,000	3,758,750
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	2,000,000	2,205,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	2,516,113	2,868,369	(g)
Total Electric Utilities				20,646,870
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,365,250
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	8/1/21	2,130,000	2,337,675
Total Gas Utilities				3,702,925
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Senior Notes	7.750%	10/15/15	197,000	216,700
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,780,000	1,909,050
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	3,370,000	3,504,800	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	1,030,000	$0	(c)(d)(g)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	810,000	942,638	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	310,000	322,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	5,750,000	6,109,375
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	8,820,000	9,724,050	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	2,000,000	2,062,500	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	1,062,423	1,099,607
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,228,552
Total Independent Power Producers & Energy Traders				28,119,672
Total Utilities				52,469,467
Total Corporate Bonds & Notes (Cost — $873,267,991)				888,023,724
Asset-Backed Securities — 3.6%
ACE Securities Corp., 2004-HE4 M2	1.133%	12/25/34	3,093,951	2,943,622	(e)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.533%	11/25/32	2,836,199	2,807,515	(e)
GSAA Trust, 2006-5 2A3	0.428%	3/25/36	5,235,827	3,712,259	(e)
Home Equity Mortgage Trust, 2005-3 M3	1.238%	11/25/35	3,412,370	2,882,675	(e)
Home Loan Mortgage Loan Trust, 2005-1 A3	0.520%	4/15/36	7,744,510	6,585,025	(e)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.308%	3/25/37	3,411,275	2,548,632	(e)
Lehman XS Trust, 2006-8 2A4A	0.418%	6/25/36	10,994,382	6,242,346	(e)
RAAC Series, 2007-RP3 A	0.538%	10/25/46	2,746,437	2,290,749	(a)(e)
RAAC Series, 2007-SP2 A3	0.808%	6/25/47	8,014,480	6,420,256	(e)
Residential Asset Securities Corp., 2004-KS8 MII1	0.998%	9/25/34	4,612,155	3,916,790	(e)
Total Asset-Backed Securities (Cost — $39,033,046)				40,349,869
Collateralized Mortgage Obligations — 2.9%
Chevy Chase Mortgage Funding Corp., 2005-2A A1	0.338%	5/25/36	2,456,582	2,081,590	(a)(e)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.497%	11/20/35	4,775,093	3,857,903	(e)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.308%	9/25/34	4,323,054	3,606,153	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.477%	3/19/45	3,326,294	2,013,486	(e)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	0.977%	11/19/44	1,768,760	1,577,030	(e)
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO	6.472%	12/25/36	9,328,576	1,991,931	(e)
IMPAC Secured Assets Corp., 2004-4 M3	0.758%	2/25/35	4,220,000	3,241,559	(e)
Luminent Mortgage Trust, 2006-6 A1	0.358%	10/25/46	3,092,896	2,702,625	(e)
RBSGC Mortgage Pass-Through Certificates, 2005-RP1 2A	3.178%	3/25/34	3,175,304	3,016,987	(a)(e)

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured ARM Loan Trust, 2005-19XS M1II	0.808%	10/25/35	14,921,075	$5,019,517	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.418%	12/25/35	4,885,310	4,127,256	(e)
Total Collateralized Mortgage Obligations (Cost — $32,268,670)				33,236,037
Senior Loans — 5.1%
Consumer Discretionary — 1.8%
Diversified Consumer Services — 0.1%
Laureate Education Inc., Term Loan B	5.000%	6/15/18	992,401	989,920	(i)
Hotels, Restaurants & Leisure — 0.9%
El Pollo Loco Inc., Second Lien Term Loan	9.500%	4/11/19	4,950,000	5,030,438	(i)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,699,225	(i)
Station Casinos LLC, New Term Loan B	5.000%	3/2/20	1,627,700	1,647,232	(i)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,350,000	1,478,250	(i)
Total Hotels, Restaurants & Leisure				9,855,145
Leisure Equipment & Products — 0.4%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	7/31/20	1,987,500	2,003,649	(i)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	2,218,850	2,233,623	(i)
Total Leisure Equipment & Products				4,237,272
Specialty Retail — 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	2,750,000	2,770,625	(i)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	2,560,000	2,320,640	(i)
Total Specialty Retail				5,091,265
Total Consumer Discretionary				20,173,602
Consumer Staples — 0.5%
Food Products — 0.5%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,190,000	1,163,225	(i)
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	496,241	497,688	(i)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	3/1/18	4,000,000	4,050,000	(i)
Total Consumer Staples				5,710,913
Energy — 1.1%
Energy Equipment & Services — 0.1%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,660,000	1,683,715	(i)
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,300,000	1,331,958	(i)
Murray Energy Corp., First Lien Term Loan	5.250%	11/21/19	6,610,000	6,691,799	(i)
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	1,488,750	1,520,386	(i)
Samson Investment Co., Second Lien Term Loan	6.000%	9/25/18	1,500,000	1,507,969	(i)
Total Oil, Gas & Consumable Fuels				11,052,112
Total Energy				12,735,827

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 0.4%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	576,821		$581,868	(i)
Health Care Providers & Services — 0.3%
Healogics Inc., Second Lien Term Loan	9.250%	2/5/20	2,000,000		2,047,500	(i)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	1,770,000		1,761,150	(i)
Total Health Care Providers & Services					3,808,650
Total Health Care					4,390,518
Industrials — 0.9%
Commercial Services & Supplies — 0.4%
ARC Document Solutions Inc., Term Loan B	6.250%	12/20/18	2,600,000		2,604,875	(i)
Lineage Logistics Holdings LLC, Term Loan	4.500%	4/26/19	1,990,000		1,993,317	(i)
Total Commercial Services & Supplies					4,598,192
Machinery — 0.2%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,220,000		2,283,825	(i)
Transportation — 0.3%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,140,000		3,108,600	(i)
Total Industrials					9,990,617
Materials — 0.2%
Chemicals — 0.1%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,300,000		1,347,667	(i)
Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/28/19	997,500		1,009,969	(i)
Total Materials					2,357,636
Utilities — 0.2%
Electric Utilities — 0.2%
EFS Cogen Holdings I Inc, Term Loan B	3.750%	12/17/20	2,060,000		2,076,095	(i)
Total Senior Loans (Cost — $56,287,297)					57,435,208
Sovereign Bonds — 0.3%
Mexico — 0.3%
United Mexican States, Bonds (Cost — $3,581,899)	6.500%	6/9/22	43,320,000	MXN	3,259,258

			Shares
Common Stocks — 1.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			4,721		113,635	*

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security		Shares	Value
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		7	$0	(c)(d)(h)
Total Consumer Discretionary			279,985
Energy — 0.2%
Energy Equipment & Services — 0.2%
KCAD Holdings I Ltd.		282,728,964	1,852,157	(c)(d)
Financials — 0.5%
Diversified Financial Services — 0.4%
Citigroup Inc.		89,009	4,221,697
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.		36,641	1,669,730	*
Total Financials			5,891,427
Industrials — 0.3%
Building Products — 0.0%
Nortek Inc.		701	52,722	*
Marine — 0.3%
DeepOcean Group Holding AS		104,107	3,041,278	(c)(d)
Horizon Lines Inc., Class A Shares		701,276	490,893	*
Total Marine			3,532,171
Total Industrials			3,584,893
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.		1,571	1	*(d)
Total Common Stocks (Cost — $11,746,518)			11,608,463

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $345,000)	6.000%	13,800	337,134
Preferred Stocks — 1.0%
Financials — 1.0%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%	720	758,250	(e)
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%	311,437	8,527,145	(e)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%	79,050	2,144,627	(e)
Total Preferred Stocks (Cost — $10,893,280)			11,430,022

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Short Duration High Income Fund

Security		Expiration Date	Warrants	Value
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,140	$283,550	*
Jack Cooper Holdings Corp.		5/6/18	945	125,212	*
Total Warrants (Cost — $51,666)				408,762
Total Investments before Short-Term Investments (Cost — $1,027,475,367)				1,046,088,477

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 4.4%
Repurchase Agreements — 4.4%
Deutsche Bank Securities Inc. repurchase agreement dated 1/31/14; Proceeds at maturity — $50,000,083; (Fully collateralized by U.S. government obligations, 1.250% due 4/15/14; Market value — $51,021,525) (Cost — $50,000,000)	0.020%	2/3/14	50,000,000	50,000,000
Total Investments — 96.8% (Cost — $1,077,475,367#)				1,096,088,477
Other Assets in Excess of Liabilities — 3.2%				36,329,781
Total Net Assets — 100.0%				$1,132,418,258

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of January 31, 2014.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2014

Assets:
Investments, at value (Cost — $1,077,475,367)	$1,096,088,477
Foreign currency, at value (Cost — $3,839,636)	3,778,305
Receivable for Fund shares sold	24,657,316
Interest and dividends receivable	18,400,509
Receivable for securities sold	8,716,722
Deposits with brokers for open futures contracts	1,801,023
Deposits with brokers for centrally cleared swap contracts	1,465,384
OTC swaps, at value (premiums paid — $85,361)	83,259
Receivable for open OTC swap contracts	5,694
Principal paydown receivable	5,664
Prepaid expenses	83,235
Total Assets	1,155,085,588

Liabilities:
Payable for securities purchased	17,735,884
Payable for Fund shares repurchased	2,829,890
Investment management fee payable	490,729
Distributions payable	482,849
Service and/or distribution fees payable	276,363
Payable to broker — variation margin on open futures contracts	276,094
Due to custodian	215,003
OTC swaps, at value (premiums received — $80,586)	81,510
Unrealized depreciation on forward foreign currency contracts	54,460
Payable to broker — variation margin on centrally cleared swaps	26,901
Payable for open OTC swap contracts	5,694
Trustees’ fees payable	4,050
Accrued expenses	187,903
Total Liabilities	22,667,330
Total Net Assets	$1,132,418,258

Net Assets:
Par value (Note 7)	$1,765
Paid-in capital in excess of par value	1,208,931,064
Overdistributed net investment income	(1,083,847)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(92,935,444)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	17,504,720
Total Net Assets	$1,132,418,258

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	25

Statement of assets and liabilities (unaudited) (cont’d)

January 31, 2014

Shares Outstanding:
Class A	98,602,865
Class B	1,561,930
Class C	12,086,723
Class C1	21,486,713
Class R	1,560
Class I	42,772,179

Net Asset Value:
Class A (and redemption price)	$6.41
Class B*	$6.35
Class C*	$6.40
Class C1*	$6.44
Class R (and redemption price)	$6.41
Class I (and redemption price)	$6.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.56

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2014

Investment Income:
Interest	$28,168,423
Dividends	469,598
Less: Foreign taxes withheld	(189)
Total Investment Income	28,637,832

Expenses:
Investment management fee (Note 2)	2,347,138
Service and/or distribution fees (Notes 2 and 5)	1,367,387
Transfer agent fees (Note 5)	335,111
Registration fees	56,466
Legal fees	41,591
Fund accounting fees	37,034
Shareholder reports	27,525
Audit and tax	22,726
Insurance	5,509
Trustees’ fees	5,399
Custody fees	3,101
Miscellaneous expenses	3,847
Total Expenses	4,252,834
Net Investment Income	24,384,998

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,684,172
Futures contracts	(447,765)
Swap contracts	(97,864)
Foreign currency transactions	(70,810)
Net Realized Gain	3,067,733
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,763,944
Futures contracts	(979,355)
Swap contracts	(153,591)
Foreign currencies	(31,233)
Change in Net Unrealized Appreciation (Depreciation)	8,599,765
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	11,667,498
Increase in Net Assets from Operations	$36,052,496

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended January 31, 2014 (unaudited) and the Year Ended July 31, 2013	2014	2013

Operations:
Net investment income	$24,384,998	$42,299,466
Net realized gain	3,067,733	28,690,443
Change in net unrealized appreciation (depreciation)	8,599,765	7,310,105
Increase in Net Assets From Operations	36,052,496	78,300,014

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(25,887,870)	(43,334,960)
Decrease in Net Assets From Distributions to Shareholders	(25,887,870)	(43,334,960)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	600,620,308	480,712,587
Reinvestment of distributions	23,603,928	39,964,024
Cost of shares repurchased	(131,629,963)	(450,500,687)
Increase in Net Assets From Fund Share Transactions	492,594,273	70,175,924
Increase in Net Assets	502,758,899	105,140,978

Net Assets:
Beginning of period	629,659,359	524,518,381
End of period*	$1,132,418,258	$629,659,359
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(1,083,847)	$419,025

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.33	$6.03	$6.17	$5.86	$5.12	$5.87

Income (loss) from operations:
Net investment income	0.19	0.40	0.42	0.46	0.52	0.58
Net realized and unrealized gain (loss)	0.09	0.31	(0.12)	0.33	0.75	(0.77)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—
Total income (loss) from operations	0.28	0.71	0.30	0.79	1.28	(0.19)

Less distributions from:
Net investment income	(0.20)	(0.41)	(0.44)	(0.48)	(0.54)	(0.56)
Total distributions	(0.20)	(0.41)	(0.44)	(0.48)	(0.54)	(0.56)

Net asset value, end of period	$6.41	$6.33	$6.03	$6.17	$5.86	$5.12
Total return[3]	4.44%	12.02%	5.35%	13.95%	25.84%[4]	(1.10)%

Net assets, end of period (millions)	$632	$380	$327	$261	$273	$209

Ratios to average net assets:
Gross expenses	0.93%[5]	0.99%	1.03%	1.00%	0.99%	1.07%
Net expenses[6]	0.93 [5,7]	0.98 [7,8]	1.03	1.00	0.99	1.07
Net investment income	5.78 [5]	6.37	7.23	7.53	9.31	12.69

Portfolio turnover rate	22%	117%	78%	90%	99%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.27	$5.97	$6.27	$5.96	$5.14	$5.89

Income (loss) from operations:
Net investment income	0.16	0.36	0.39	0.44	0.50	0.56
Net realized and unrealized gain (loss)	0.09	0.31	(0.15)	0.34	0.75	(0.77)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.08	—
Total income (loss) from operations	0.25	0.67	0.24	0.78	1.33	(0.21)

Less distributions from:
Net investment income	(0.17)	(0.37)	(0.54)	(0.47)	(0.51)	(0.54)
Total distributions	(0.17)	(0.37)	(0.54)	(0.47)	(0.51)	(0.54)

Net asset value, end of period	$6.35	$6.27	$5.97	$6.27	$5.96	$5.14
Total return[3]	4.09%	11.48%	4.48%	13.37%	26.83%[4]	(1.63)%

Net assets, end of period (millions)	$10	$11	$14	$24	$39	$45

Ratios to average net assets:
Gross expenses	1.63%[5]	1.51%	1.67%	1.55%	1.51%	1.55%
Net expenses[6]	1.63 [5]	1.51	1.67	1.55	1.51	1.55
Net investment income	5.10 [5]	5.81	6.64	7.00	8.89	12.11

Portfolio turnover rate	22%	117%	78%	90%	99%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$6.33	$6.03

Income from operations:
Net investment income	0.16	0.35
Net realized and unrealized gain	0.08	0.31
Total income from operations	0.24	0.66

Less distributions from:
Net investment income	(0.17)	(0.36)
Total distributions	(0.17)	(0.36)

Net asset value, end of period	$6.40	$6.33
Total return[4]	3.90%	11.16%

Net assets, end of period (millions)	$ 77	$10

Ratios to average net assets:
Gross expenses[5]	1.63%	1.82%
Net expenses[5,6,7]	1.63	1.75 [8]
Net investment income[5]	4.99	5.61

Portfolio turnover rate	22%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]	For the period August 1, 2012, (inception date) to July 31, 2013.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2014[3]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.36	$6.06	$6.20	$5.89	$5.15	$5.90

Income (loss) from operations:
Net investment income	0.17	0.37	0.40	0.43	0.50	0.56
Net realized and unrealized gain (loss)	0.09	0.31	(0.12)	0.33	0.74	(0.76)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—
Total income (loss) from operations	0.26	0.68	0.28	0.76	1.25	(0.20)

Less distributions from:
Net investment income	(0.18)	(0.38)	(0.42)	(0.45)	(0.51)	(0.55)
Total distributions	(0.18)	(0.38)	(0.42)	(0.45)	(0.51)	(0.55)

Net asset value, end of period	$6.44	$6.36	$6.06	$6.20	$5.89	$5.15
Total return[4]	4.20%	11.47%	4.91%	13.30%	25.19%[5]	(1.48)%

Net assets, end of period (millions)	$138	$144	$159	$166	$162	$147

Ratios to average net assets:
Gross expenses	1.39%[6]	1.45%	1.47%	1.45%	1.44%	1.51%
Net expenses[7]	1.39 [6]	1.45	1.47	1.45	1.44	1.49 [8,9]
Net investment income	5.34 [6]	5.89	6.81	7.08	8.89	12.23

Portfolio turnover rate	22%	117%	78%	90%	99%	51%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended January 31, 2014 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets for Class C shares did not exceed 1.38%.

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.35	$6.05	$6.20	$5.88	$5.14	$5.89

Income (loss) from operations:
Net investment income	0.19	0.41	0.44	0.47	0.53	0.60
Net realized and unrealized gain (loss)	0.10	0.31	(0.13)	0.34	0.76	(0.77)
Total income (loss) from operations	0.29	0.72	0.31	0.81	1.29	(0.17)

Less distributions from:
Net investment income	(0.21)	(0.42)	(0.46)	(0.49)	(0.55)	(0.58)
Total distributions	(0.21)	(0.42)	(0.46)	(0.49)	(0.55)	(0.58)

Net asset value, end of period	$6.43	$6.35	$6.05	$6.20	$5.88	$5.14
Total return[3]	4.59%	12.23%	5.48%	14.16%	26.00%	(0.71)%

Net assets, end of period (millions)	$275	$84	$25	$17	$12	$7

Ratios to average net assets:
Gross expenses	0.64%[4]	0.77%	0.75%	0.81%	0.93%	0.74%
Net expense[5]	0.64 [4,6]	0.77 [6]	0.75 [6]	0.81 [6]	0.79 [6,7]	0.74
Net investment income	6.07 [4]	6.54	7.51	7.72	9.48	13.00

Portfolio turnover rate	22%	117%	78%	90%	99%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The inception date for Class R shares is January 31, 2014. Those shares are not reflected in the financial highlights as there was no activity in Class R shares during the period other than the initial investment.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

34	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$881,609,198	$6,414,526	$888,023,724
Asset-backed securities	—	40,349,869	—	40,349,869
Collateralized mortgage obligations	—	33,236,037	—	33,236,037
Senior loans	—	57,435,208	—	57,435,208
Sovereign bonds	—	3,259,258	—	3,259,258
Common stocks	$6,548,678	—	5,059,785	11,608,463
Convertible preferred stocks	337,134	—	—	337,134
Preferred stocks	10,671,772	758,250	—	11,430,022
Warrants	—	408,762	—	408,762
Total long-term investments	$17,557,584	$1,017,056,582	$11,474,311	$1,046,088,477
Short-term investments†	—	50,000,000	—	50,000,000
Total investments	$17,557,584	$1,067,056,582	$11,474,311	$1,096,088,477
Other financial instruments:
Futures contracts	$132,619	—	—	$132,619
OTC credit default swaps on corporate issues — sell protection‡	—	$83,259	—	83,259
Total other financial instruments	$132,619	$83,259	—	$215,878
Total	$17,690,203	$1,067,139,841	$11,474,311	$1,096,304,355

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$990,590	—	—	$990,590
Forward foreign currency contracts	—	$54,460	—	54,460
OTC credit default swaps on corporate issues — buy protection‡	—	81,510	—	81,510
Centrally cleared credit default swaps on credit indices — buy protection	—	125,067	—	125,067
Total	$990,590	$261,037	—	$1,251,627

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

36	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Common Stocks	Total
Balance as of July 31, 2013	$5,892,573	$5,922,787	$11,815,360
Accrued premiums/discounts	46,534	—	46,534
Realized gain (loss)[1]	100,351	—	100,351
Change in unrealized appreciation (depreciation)[2]	(82,157)	(863,002)	(945,159)
Purchases	2,460,291	—	2,460,291
Sales	(2,003,066)	—	(2,003,066)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of January 31, 2014	$6,414,526	$5,059,785	$11,474,311
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2014[2]	$(520,277)	$(863,002)	$(1,383,279)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2014, the total notional value of all credit default swaps to sell protection is $1,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended January 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make

38	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

40	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of January 31, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $135,970. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

42	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including pre-payments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management fee agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio, of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Effective February 15, 2013, the maximum initial sales charge for Class A shares changed from 4.25% to 2.25%. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly

44	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. However, if these Class A shares are redeemed within 18 months of purchase a CDSC of 0.50% will apply. Shareholders who purchased Class A shares prior to February 15, 2013, remain subject to the sales charge schedule, including any applicable CDSC, in effect at the time of purchase.

For the six months ended January 31, 2014, LMIS and its affiliates retained sales charges of $74,182 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$2,647	$3,707	$6,280	$532

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2014, the Fund had accrued $4,050 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$616,357,737
Sales	180,411,661

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,916,525
Gross unrealized depreciation	(12,303,415)
Net unrealized appreciation	$18,613,110

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	300	3/14	$36,320,119	$36,187,500	$132,619
U.S. Treasury 10-Year Notes	780	3/14	97,094,410	98,085,000	(990,590)
Net unrealized loss on open futures contracts					$(857,971)

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,711,130	$2,307,809	2/18/14	$(2,116)
Euro	Citibank N.A.	4,458,767	6,013,559	2/18/14	(52,344)
Net unrealized loss on open forward foreign currency contracts					$(54,460)

At January 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$11,140,000	12/20/18	5.000% quarterly	$(729,269)	$(682,887)	$(46,382)
BNP Paribas (Markit CDX.NA.HY.21 Index)	19,970,000	12/20/18	5.000% quarterly	(1,307,317)	(1,228,632)	(78,685)
Total	$31,110,000			$(2,036,586)	$(1,911,519)	$(125,067)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2014[4]	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	$1,000,000	3/20/19	3.25%	5.000% quarterly	$(81,510)	$(80,586)	$(924)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[5]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2014[4]	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Tenet Healthcare Corp., 6.875%, due 11/15/31)	$1,000,000	3/20/19	3.21%	5.000% quarterly	$83,259	$85,361	$(2,102)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the

46	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[5]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$132,619	—	$132,619
OTC swap contracts[3]	—	$83,259	83,259
Total	$132,619	$83,259	$215,878

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$990,590	—	—	$990,590
OTC swap contracts[3]	—	—	$81,510	81,510
Centrally cleared swap contracts[4]	—	—	125,067	125,067
Forward foreign currency contracts	—	$54,460	—	54,460
Total	$990,590	$54,460	$206,577	$1,251,627

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(447,765)	—	—	$(447,765)
Swap contracts	—	—	$(97,864)	(97,864)
Forward foreign currency contracts		$(155,124)	—	(155,124)
Total	$(447,765)	$(155,124)	$(97,864)	$(700,753)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(979,355)	—	—	$(979,355)
Swap contracts	—	—	$(153,591)	(153,591)
Forward foreign currency contracts	—	$45,713	—	45,713
Total	$(979,355)	$45,713	$(153,591)	$(1,087,233)

During the six months ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$60,807,790
Forward foreign currency contracts (to sell)	8,326,252

Average Notional balance
Credit default swap contracts (to buy protection)	$14,961,429
Credit default swap contracts (to sell protection)	8,428,571

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at January 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
OTC swap contracts	$83,259	—	$83,259

48	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at January 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$276,094	$(276,094)	—
Centrally cleared swap contracts[4]	26,901	(26,901)	—
OTC swap contracts	81,510	—	$81,510
Forward foreign currency contracts	54,460	—	54,460
Total	$438,965	$(302,995)	$135,970

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C, Class C1 and Class R shares calculated at the annual rate of 0.50%, 0.75%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees[1]	Transfer Agent Fees[1]
Class A	$641,918	$220,415
Class B	38,801	14,570
Class C	187,838	8,115
Class C1	498,830	63,306
Class I	—	28,705
Total	$1,367,387	$335,111

6. Distributions to shareholders by class

	Six Months Ended January 31, 2014[1]	Year Ended July 31, 2013
Net Investment Income:
Class A	$15,740,166	$30,964,992
Class B	281,903	731,747
Class C	1,003,556	197,274	[2]
Class C1	4,057,552	9,361,648	[3]
Class I	4,804,693	2,079,299
Total	$25,887,870	$43,334,960

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

[1]	The inception date of Class R is January 31, 2014. This class is not reflected in the table.

[2]	For the period August 1, 2012 (inception date) through July 31, 2013.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At January 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	46,802,613	$297,817,974	63,209,954		$392,921,263
Shares issued on reinvestment	2,352,789	14,998,601	4,667,200		29,402,302
Shares repurchased	(10,637,807)	(67,748,109)	(62,053,944)		(393,831,261)
Net increase	38,517,595	$245,068,466	5,823,210		$28,492,304

Class B
Shares sold	87,780	$552,753	162,749		$1,018,792
Shares issued on reinvestment	41,104	259,340	106,565		664,061
Shares repurchased	(246,126)	(1,552,940)	(895,359)		(5,570,741)
Net decrease	(117,242)	$(740,847)	(626,045)		$(3,887,888)

Class C
Shares sold	10,780,092	$68,771,480	1,978,598	[1]	$12,533,465	[1]
Shares issued on reinvestment	136,286	870,495	28,157	[1]	178,667	[1]
Shares repurchased	(483,532)	(3,091,789)	(352,878)	[1]	(2,256,680)	[1]
Net increase	10,432,846	$66,550,186	1,653,877	[1]	$10,455,452	[1]

Class C1
Shares sold	390,537	$2,487,070	610,541	[2]	$3,849,853	[2]
Shares issued on reinvestment	602,548	3,856,127	1,389,425	[2]	8,786,220	[2]
Shares repurchased	(2,177,038)	(13,927,028)	(5,537,781)	[2]	(35,035,779)	[2]
Net decrease	(1,183,953)	$(7,583,831)	(3,537,815)	[2]	$(22,399,706)	[2]

Class R3
Shares sold	1,560	$10,000	—		—
Net increase	1,560	$10,000	—		—

Class I
Shares sold	36,038,315	$230,981,031	11,155,650		$70,389,214
Shares issued on reinvestment	564,919	3,619,365	147,430		932,774
Shares repurchased	(7,084,479)	(45,310,097)	(2,178,167)		(13,806,226)
Net increase	29,518,755	$189,290,299	9,124,913		$57,515,762

50	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

[1]	For the period August 1, 2012 (inception date) through July 31, 2013.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the period January 31, 2014 (inception date).

8. Capital loss carryforward

As of July 31, 2013 the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2017	$(12,190,479)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
$(93,912,268)

These amounts will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review commit-

Western Asset Short Duration High Income Fund 2014 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

tee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. In November 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. On January 13, 2014, the appeals court denied Plaintiff’s petition.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

52	Western Asset Short Duration High Income Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund), a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

Western Asset Short Duration High Income Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a

54	Western Asset Short Duration High Income Fund

description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2013 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Western Asset Short Duration High Income Fund	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Fund’s Contractual Management Fee was reduced in May 2013. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2015.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels. The Board also noted that the Fund’s Contractual Management Fee is below the median of the expense group. In addition, the Board noted the reduction in the Fund’s Contractual Management Fee in May 2013.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

56	Western Asset Short Duration High Income Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Short Duration High Income Fund	57

Western Asset

Short Duration High Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/14 SR14-2157

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
.	Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014